SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 1, 2005

PrimePlayer Incorporated
(Exact name of registrant as specified in its charter)

Nevada	000-32795	88-0442629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2235 East Flamingo Road Suite D-4 Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(702) 461-6220

3993 Howard Hughes Parkway
Suite 270
Las Vegas, Nevada 89109
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

None

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

4.01 Changes in Registrant’s Certifying Accountant.

Piercy Bowler Taylor & Kern, Certified Public Accountants (the "Former Accountant"), was informed on September 1, 2005, that PrimePlayer Incorporated (the "Company") has decided to replace the Former Accountant and engaged Baum & Company ("Baum") as its principal accountants effective on that date. The decision to change accountants has been approved by the Company's board of directors. The Company did not consult with Baum on any matters prior to retaining such firm as its principal accountants.

The Former Accountant's report dated May 20, 2003, on the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for expressing substantial doubt as to the Company's ability to continue as a going concern.

In connection with the audit for the fiscal year ended December 31, 2002, and the subsequent reviews of the quarterly and nine-month interim periods ended through September 30, 2003, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their report on the financial statements for such periods. No auditing or review services were performed by the Former Accountant with respect to any period ended subsequent to September 30, 2003.

In connection with the audit for the fiscal year ended December 31, 2002, and the subsequent interim period ending September 30, 2003, the Former Accountant and did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K, except that the Former Accountant notified the Board of Director’s in its letter dated May 30, 2003 that the Company “does not currently employ a qualified experienced accountant to prepare its financial statements, guide the Company in complying with its public financial reporting requirements, and oversee the day-to-day accounting and other financial affairs of the Company. The Company should hire such an accountant to perform this critical function and provide management with reasonable assurance of the preparation of the Company’s financial statements in accordance with generally accepted accounting principles.” The Former Accountant discussed these weaknesses with a board member when procedures were being performed for each quarter in 2003 through September 30, 2003.

The Company has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on October 12, 2005, and has requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the Former Accountant's response is attached hereto and incorporated herein by this reference

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

16.1	Letter from Piercy Bowler Taylor & Kern, Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrimePlayer Incorporated

/s/ Alexander Gilliland
     Alexander Gilliland, President & Director

Date: October 12, 2005